UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

REGIS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

3701 Wayzata Boulevard
Minneapolis, MN 55416
(Address of principal executive offices and zip code)

(952) 947-7777

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.05 per share	RGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Regis Corporation

Current Report on Form 8-K

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 15, 2020, Regis Corporation (the “Company”) and certain of its subsidiaries entered into Amendment No. 2 to Credit Agreement (the “Second Amendment”) with certain financial institutions party thereto which amends the Credit Agreement dated March 26, 2018 as previously amended by Amendment No. 1 to Credit Agreement dated April 25, 2018 (collectively, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by the Second Amendment is referred to herein as the “Credit Agreement”).

The Second Amendment, among other things, removes the maximum consolidated net leverage ratio covenant, removes the minimum fixed charge coverage ratio covenant, adds a minimum liquidity covenant requiring the Company to have minimum liquidity of not less than $75,000,000, adds additional guarantors, grants a first priority lien and security interest to the lenders in substantially all of the Company’s and the guarantors’ existing and future property, increases the applicable interest rate margins and facility fees applicable to the loans and inserts a 1.25% LIBOR floor. The applicable margin for loans bearing interest at LIBOR ranges from 3.75%-4.25%, the applicable margin for loans bearing interest at the base rate ranges from 2.75%-3.25% and the facility fee ranges from 0.5%-0.75%, each depending on average utilization of the revolving line of credit.

The Second Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the agreements.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03. As previously disclosed, the full amount available under the Credit Agreement has been drawn down by the Company and remains outstanding.

ITEM 8.01	OTHER EVENTS.

On May 18, 2020, the Company issued a press release in connection with the transaction described above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER

10.1

Amendment No. 2 to Credit Agreement dated as of May 15, 2020 by and among Regis Corporation, certain of its subsidiaries, various financial institutions and Bank of America, N.A. as Administrative Agent.

99.1	Regis Corporation News Release dated May 18, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: May 18, 2020	By:	/s/ Amanda P. Rusin
	Name:	Amanda P. Rusin,
	Title:	Secretary